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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gavin J. Thomson and Gerald D. Van Eeckhout, each or either of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 19 day of July, 2002, by the following persons in the capacities indicated:

SIGNATURE                                  TITLE


/s/ Gerald D. Van Eeckhout                 Chairman and Chief Executive Officer
------------------------------             (Principal Executive Officer)
Gerald D. Van Eeckhout


/s/ James F. Seifert
------------------------------
James F. Seifert                           Director


/s/ Donald L. Sturtevant
------------------------------
Donald L. Sturtevant                       Director


/s/ Ronald J. Bach
------------------------------
Ronald J. Bach                             Director


/s/ Carolyn R. Van Eeckhout
------------------------------
Carolyn R. Van Eeckhout                    Director